UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2021

Red Cat Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-31587 (Commission File Number)	86-0490034 (I.R.S. Employer Identification No.)

370 Harbour Drive

Palmas del Mar

Humacao, PR 00791

(Address of principal executive offices) (zip code)

(833) 373-3228

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

In connection with the Company’s application to list its common stock on the Nasdaq Capital Market, the Company is reporting its unaudited Condensed Consolidated Balance Sheets of Red Cat Holdings, Inc. and its subsidiaries as of December 31, 2021, which are furnished herewith as Exhibit 99.1. Our condensed consolidated balance sheets have been prepared and presented in accordance with accounting principles generally accepted in the United States of America, or U.S. GAAP for interim financial information.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number.	Description
Exhibit 99.1	Unaudited Balance Sheet as of December 31, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2021	RED CAT HOLDINGS, INC.

	By:	/s/ Jeffrey M. Thompson
	Name:	Jeffrey M. Thompson
	Title:	President and Chief Executive Officer